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                                                                   EXHIBIT 23.01


                         CONSENT OF INDEPENDENT AUDITORS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 3, 2000, included in the annual report on Form 10-KSB of the Worldwide Entertainment & Sports Corp. for the year ended December 31, 1999 and to the reference to our firm under the caption "Experts" in the prospectus.





                                               Friedman Alpren & Green LLP

New York, New York
June 29, 2000